ASIA HOUSE FUNDS

                                  ANNUAL REPORT
                                DECEMBER 31, 1996











INVESTMENT ADVISER:
Asia House Investments, Inc.
Shand Morahan Plaza, Suite 307-B
1007 Church Street
Evanston, IL  60201
(847) 733-2200








                               President's Letter
                              A Review of 1996 and
                      Outlook for Asian Investments in 1997


                                                                January 28, 1997
Dear Valued Shareholder,

We believe 1996 was an extremely successful year for Asia House Funds, with double digit gains in both funds' total returns during a period of very mixed performances of Asian stock markets. Given the huge drop in major markets like Japan- down 16% in US$, Korea -down 30% in US$ and Thailand - also down 30% in US$, it was clearly our concentration on "value+growth" stock picking that yielded Asia House's performance. The Far East Growth Fund outperformed its index by a wide margin in 1996 and also was #3 of 24 Pan Asia funds in the country despite the fact that it had zero exposure to the Hong Kong market which was the top performing Asian market last year. It ranks #6 of 22 Pan Asian funds since inception and only slipped below a few other funds recently partly due the strength in the Hong Kong stocks in our competitors' funds. Both of the stated rankings use Morningstar data.

The ASEAN Growth Fund benefitted from the same stock picking techniques. Furthermore, at the beginning of the year it sold most of its Singaporean property stocks before that market tumbled and kept a heavy cash position during a period of consolidation in this market and in Thailand. The fund retained most of its investments in Indonesia and increased its weightings in the Philippines market in the second half of 1996. These small stock markets had good performances in 1996 and are our favorite markets for 1997. The Malaysian market has been problematic for us. It is a large ASEAN market and performed well last year, but it always seems expensive to us, with a market p/e of over 20 times. We hold a few stocks here which are on single digit p/e's and are always looking for good values.

As of December 31, 1996, the Far East Growth Fund's NAV/share was $9.65, which after adding back the required distribution of $0.186, yielded a return of 10.8% for 1996. The total return since inception is 4.6%.The ASEAN Growth Fund's NAV/share increased to $9.22 from $8.47 at the end of 1995, which after adding back the required distribution of $0.162, yielded a return of 10.8% for 1996. The total return since inception is -2.9 %.

Also during the year we have expanded our marketing and public relations efforts. Asia House has appreared in Forbes, Barron's, the Chicago Tribune and Mutual Funds Magazine. We have also constructed a Web Site, asiahousefunds.com, which we encourage you to visit. The funds have entered the Jack White fund network, the third largest such network in the U.S.. Finally we have created a new logo as can be seen on the cover: an Asian gate to the dawn of the 21st century -- what many are calling "The Asian Century". All of the above points should, along with our performance, support us in our quest to raise the asset size of the funds.







JAPAN
Prospects for the overall market remain poor, but stocks with solid earnings and low p/e's do exist and should perform well, especially exporters, with the Yen at such low levels. The top reasons for the recent sell off and poor prospects are:
1) The overall p/e ratio is still above 35 times 1997 earnings with single digit earnings growth at most. To us, it doesn't matter how low the bond yield is (currently 2.4%), this p/e level is too high. The market seems to be finally agreeing.
2) Sentiment about the government's economic management has deteriorated as bribery scandals abound, corporate tax cuts have been shelved and there is no major reform -- still wasting tremendous amounts on public works.
3) The economic outlook is poor after April 1997 as a 2% increase sales tax kicks in - housing, auto, appliances demand are all expected to decline.
4)Corporate earnings --- many companies are too slow to cut costs and dedicate themselves to returning value to shareholders.
5) Fear of the loss of a Government sponsored safety net for the stock market as financial liberalization is promoted and virtually bankrupt companies are allowed to fail.

DESPITE ALL THESE FACTS, A FEW TRUISMS EXIST FOR US. 1) The Japanese still produce excellent cars and with the Yen at 115 or higher are going to make great profits in international markets. Honda and Suzuki with p/e's below 20 are our top picks. 2) The Japanese consumer is still underleveraged. Installment credit is a young and growing business- we hold four stocks in this area, all with p/e's in the teens with earnings growth expected in the teens or above. Historical earnings growth for these companies have been excellent.

KOREA
Everything is going wrong these days for Korea. The weak Yen has made international competition with Japan very difficult and Korea's overexpansion in petrochemicals, DRAM semiconductors, synthetic fibers and steel are haunting the country as these industries are in massive downturns with little light ahead. Couple that with the political risk -- former heads of state arrested, labor unions agitating, North Korea with its back against the wall-- and we are happy to have a negligible (zero as of this writing) weighting.

THAILAND
This former darling of international investors is now suffering similar problems as Korea, but it is at an earlier point in its economic development, so after further correction this year, it should be able to grow out of overcapacity problems. The property market is suffering a large correction and banks are understating problem loans, but there remain a few companies that we hold that are so cheap we just cannot sell them. All are on single digit p/e's with double digit earnings growth likely this year. We also own a convertible bond in Union Asia Finance which yields 14% despite being an affiliate of Bangkok Bank, one of the largest and soundest banks in Asia. We are hopeful that the Government will cut back on all state spending, especially in supporting heavy industries, and reduce incentives for capital intensive investment in order to lower the trade deficit, which has reached unacceptable levels.






MALAYSIA
Because we are value investors it has been hard for us to buy Malaysia. Its market p/e ratios are above 20 times and only a few stocks sell in the single digits or even in the low teens. The market has performed well as the economy relies greatly on multinational investment and has not concentrated on heavy industry. The property market remains strong and banks rely greatly on this segment for their earnings. Brokers forecast earning growth in the teens this year and while the overall market valuation is not cheap, although not much more than the U.S. with higher '97 EPS growth, we own two stocks on single digit multiples, with significant earnings growth ahead.

GREATER CHINA: THE PRC, HONG KONG AND TAIWAN
We believe the entire Greater China region will suffer when confidence in Hong Kong declines and we have no weightings in any of these countries. We shall send any investor a copy of our HK Alert paper, which describes why we are negative on Hong Kong.

INDONESIA
We are greatly optimistic about this market. Earnings growth should remain in the teens and the market p/e is 15 times. Interest rates are high at above 20% for lending rates, but inflation has slowed to 6% and the prospect for lower interest rates is very real.We have had great success in a few names in 1996 and are greatly excited about our holdings for 1997, especially in KOMATSU INDONESIA --against which I challenge anyone in the world to find a better value. A subsidiary of the Japanese construction equipment giant, the company has a p/e of 4 with earnings growth of 40% in 1996 and 20% expected for 1997. Although somewhat illiquid, the company has higher earnings than all but about 50 listed companies, has negligible capitalized expenses, is audited by Arthur Andersen's local affiliate and will benefit from the rapid growth in housing, highway, mining, infrastructure and plantation demand for construction equipment. This stock is the largest equity holding in both funds.

THE PHILIPPINES
The country has made tremendous strides since 1995 in the improvement of its economic structure. Most important has been the increase in foreign direct investment, most of which is targeted for the electronics factories on former U.S. military bases. Although the country is experiencing a trade deficit due to the import of machinery for such factories, funds from overseas workers and corporations are covering the financial gap. Employment and wages are spurring strong consumption growth and the real estate market in the Philippines has grown quickly, especially in the area of low-cost housing. The Government offers very low interest rates for tiny houses on massive estates outside of Manila, many of which cost less than $20,000. Our exposure to the Philippines is concentrated outside the real estate sector in low p/e companies in the utility, consumption and consumer electronics areas. We also have exposure to the cement industry on the less developed Mindanao island, which should avoid the coming cement oversupply problem looming for the rest of the country.







Overall, the market is selling on 15 times 1997 estimated earnings with earnings growth estimated at 17%. Interest rates are now down to 10% on short term paper and could well head lower.

SINGAPORE
As we are clearly bears on Hong Kong, we tend to be positive on the outlook for Singaporean property. Singapore has become the Switzerland of Asia for ethnic Chinese as it is the only majority Chinese populated country outside of Greater China. It has an extremely sound banking system, a solid currency and it consistently records large trade surpluses. Real estate is expensive there, but much lower than in Hong Kong. The Government instituted measures to curtail the growth of property prices in early 1996 and the stock market has suffered from this, but the future is bright. First of all, many Hong Kong residents have Singaporean passports and many more will want such when China exercises its dominance over Hong Kong. Also many corporations have already shifted their regional headquarters out of HK to Singapore and more should do so as Singapore is the true hub of South East Asia.

The overall market is rather expensive on more than 20 times earnings with 1997 EPS growth of 10%, but we hold a few stocks that either have a high yield or low p/e and have exposure to the potential dramatic increase in property prices there when Hong Kong falters.

SUMMARY
As a whole,  while the  prospects for Asian  markets is somewhat  mixed,  we are extremely happy with most of our holdings and with our "value+growth" stockpicking methods. We have the expectation of the greatest growth coming from Indonesia, Singapore and the Philippines.

We would like to thank you for your support of Asia House and hope that you will continue investing with us. Asia will undoubtably be an economic powerhouse in the coming century and as our new company logo depicts, we hope to be your "Gateway to the Asian Century."


Sincerely,

/s/ John F. Vail
------------------
John F. Vail
President, Asia House Investments Inc.


                       COMPARISON OF A $10,000 INVESTMENT
                UNANNUALIZED TOTAL RETURN USING MONTH-END VALUES

  [PICTURED HERE ARE TWO LINE GRAPHS COMPARING THE MSCI COMBINED FAR EAST INDEX WITH THE FAR EAST GROWTH FUND AND THE MSCI COMBINED FAR EAST FREE EX JAPAN INDEX
          WITH THE ASEAN GROWTH FUND USING THE PLOT POINTS AS FOLLOWS]

COMPETITORS NAV PER SHARE

                        1/94        2        3       4          5       6         7        8        9      10        11      12/94
                      JANUARY 31         MARCH 31             MAY 31           JUL 29            SEPT 30           NOV 30
FAR EAST GROWTH                   FEB 28           APRIL 29           JUN 30             AUG 31           OCT 31            DEC 31
  FUND                  10000      10030   10050    10110     10120    10110    10470    10260    10210    10290    10280    10090

MSCI COMBINED FAR
  EAST FREE INDEX       10000      10291    9683    10104     10361    10707    10479    10685    10440    10711    10084    10135

ASEAN GROWTH FUND       10000      10010   10010    10050     10100     9960    10120    10120     9940     9780     9490    9271.06

COMBINED FAR EAST
  EX JPN FREE           10000       9426    8400     8796      9171     8764     9263    10007     9845    10038     9080     8857


                        1/95        2        3       4          5       6         7        8        9      10        11      12/95
                      JANUARY 31         MARCH 31             MAY 31           JUL 29            SEPT 30           NOV 30
FAR EAST GROWTH                   FEB 28           APRIL 29           JUN 30             AUG 31           OCT 31            DEC 31
  FUND                9400.87    9328.88 9791.72  9421.44   9565.44  9514.01  9740.29  9287.73  9585.61  9596.24  9404.95  9436.83

MSCI COMBINED FAR
  EAST FREE INDEX        9458       9239    9938    10322     10003     9590    10231     9805     9908     9432     9861    10435

ASEAN GROWTH FUND        8600       8729    8650  8355.15   8945.41  9006.47  9118.40  8802.93  8768.38  8564.70  8554.52  8768.53

COMBINED FAR EAST
  EX JPN FREE            7907       8706    8748     8665      9721     9574     9726     9263     9424     9280     9183     9640


                        1/96        2        3       4          5       6         7        8        9      10        11      12/96
                      JANUARY 31         MARCH 31             MAY 31           JUL 29            SEPT 30           NOV 30
FAR EAST GROWTH                   FEB 28           APRIL 29           JUN 30             AUG 31           OCT 31            DEC 31
  FUND                9489.96    9553.7 10063.89 10031.94   10010.7  10095.7  10031.9  10069.8  10318.9    10297  10611.6    10460

MSCI COMBINED FAR
  EAST FREE INDEX       10281     10587    11126    10648     10363    10304    10112    10364     9670     9587     9865     9438

ASEAN GROWTH FUND     9130.86   9192.98  9172.27  9234.39   9389.67  9524.25  9400.02  9441.43  9534.61  9389.67  9679.54  9691.44

COMBINED FAR EAST
  EX JPN FREE           10523     10487    10572    10867     10762    10508     9785    10055    10137    10198    10236    10713



January 31,1994 through December 31,1995 Total Unannualized Returns
-------------------------------------------------------------------
MSCI Combined Far East Free -6.5% vs. Far East Growth Fund  4.6%
MSCI Combined Far East Free ex Japan  7.1% vs ASEAN Growth Fund -2.9%

These charts compare the funds' total unannualized return with that of a comparable index. For the Far East Growth Fund and the ASEAN Growth Fund, the comparable index is Morgan Stanley Capital International's (MSCI) Combined Far East Free Index and MSCI's Combined Far East Free ex Japan Index, respectively. The lines of the chart represent the total return of a $10,000 hypothetical investment in each of the funds. Total return assumes the reinvestment of income, dividends and capital gains distributions. Please note that past performance is not indicative of future results. Share prices and return may vary, and you may have a gain or loss when you sell your shares. Fund inception was January 25th, 1994 and closest month-end was January 31, 1994.






                    ASIA HOUSE FUNDS - FAR EAST GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996

                                                                         PAR/SHARE                                  PERCENT OF
DESCRIPTION                                                                AMOUNT               MARKET VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

STOCKS AND EQUIVALENTS

INDONESIA
Pt Berlian Laju Tanker (Foreign)                                          17,000            $           31,841
Pt Citra Marga Nusaphala Persada                                         100,000                        78,306
Pt Komatsu Indonesia (Foreign)                                            93,000                        62,000
Pt Komatsu Indonesia                                                      50,000                        33,333
Pt Panin Bank (Foreign)                                                   48,000                        54,857
                                                                                             ------------------
                                                                                                       260,337         14.6%
                                                                                             ------------------
JAPAN
Acom Company Ltd                                                           2,000                        85,191
Denyo Co Ltd                                                               4,000                        50,701
Honda Motor Co Ltd                                                         3,000                        85,622
Nissin Company Ltd                                                         2,100                        45,449
Okinawa Electric Power                                                       808                        20,553
Shinki Co Ltd                                                              2,800                        64,704
Suzuki Motor Corp                                                          8,000                        73,119
Takefuji Corporation *                                                     1,000                        71,998
Yurtec Corp                                                                3,000                        40,612
                                                                                             ------------------
                                                                                                       537,949         30.2%
                                                                                             ------------------
KOREA
Chosun Brewery Company *                                                     792                        20,151
Korea Reinsurance Co Ltd New                                                 342                         9,916
Korea Reinsurance                                                             56                         1,624
Sam Yang Co. Ltd Preferred Stock                                               8                            77
                                                                                             ------------------
                                                                                                        31,768          1.8%
                                                                                             ------------------
MALAYSIA
Westmont Inds Berhad                                                      20,000                        32,940          1.9%
                                                                                             ------------------

PHILIPPINES
Alaska Milk Corporation *                                                560,000                        72,395
Alson's Cement Corp                                                      125,000                        48,717
First Philippine Holdings Class B.                                        23,000                        52,471
Solid Group Inc. *                                                       238,000                        48,867
                                                                                             ------------------
                                                                                                       222,450         12.6%
                                                                                             ------------------
SINGAPORE
United Overseas Land Ltd                                                   5,000                         7,613
Van Der Horst Ltd1                                                        12,000                        50,179
                                                                                             ------------------
                                                                                                        57,792          3.2%
                                                                                             ------------------
THAILAND
Crown Seal Co. Ltd (Local)                                                 8,200                        20,780
Crown Seal Ltd (Foreign)                                                  28,300                        71,715
Hua Thai Manufacturing Ltd (Foreign)                                      15,000                        39,766
                                                                                             ------------------
                                                                                                       132,261          7.4%
                                                                                             -------------------------------
TOTAL  STOCKS AND EQUIVALENTS (Cost $1,270,238)                                                      1,275,497         71.7%
                                                                                             -------------------------------

CORPORATE CONVERTIBLE DEBT

THAILAND
Union Asia Finance Public Company       3.375%          12/22/03      $  125,000                        66,563          3.7%
                                                                                             -------------------------------

TOTAL  CORPORATE CONVERTIBLE DEBT (Cost $84,661)                                                        66,563          3.7%



1               See accompanying notes to the financial statements







                    ASIA HOUSE FUNDS - FAR EAST GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996

                                                                         PAR/SHARE                                  PERCENT OF
DESCRIPTION                                                                AMOUNT               MARKET VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated 12/31/96,
due 01/02/97, with a maturity value of $422,201 and an
effective yield of 5.72%, collateralized by a Federal
National Mortgage Association, 6.084%, 12/31/2035
with a market value of $430,508, at  cost.                            $  422,067           $           422,067         23.7%
                                                                                             -------------------------------

TOTAL INVESTMENTS  (Cost $1,776,966)**                                                               1,764,127         99.1%

Excess of Other Assets over Liabilities                                                                 15,133          0.9%
                                                                                             -------------------------------

NET ASSETS                                                                                 $         1,779,260        100.0%
                                                                                             ===============================


NOTES TO THE PORTFOLIO OF INVESTMENTS:

*   Non-income producing security.

** The aggregate identified cost for federal income tax purposes is $1,808,289, resulting in gross unrealized appreciation and depreciation of $77,909 and $122,071, respectively, and net unrealized depreciation of $44,162.




                    At December 31, 1996, industry sector diversification of the
                    Fund's  Portfolio  of  Investments,   excluding   short-term
                    investments, was as follows (unaudited):


                                                                 PERCENTAGE OF
                    INDUSTRY SECTOR                               NET ASSETS

                    Financial Services                                    21.8%
                    Automotive                                             8.9
                    Machinery                                              8.2
                    Industrial                                             7.1
                    Food & Beverage                                        5.2
                    Packaging                                              5.2
                    Textiles                                               4.1
                    Conglomerates                                          2.9
                    Mining                                                 2.8
                    Electronics                                            2.7
                    Commercial Services                                    2.3
                    Transportation                                         1.8
                    Utilities                                              1.2
                    Insurance                                              0.6
                    Real Estate                                            0.6
                                                                 ==============
                                                                          75.4%
                                                                 ==============



               See accompanying notes to the financial statements             2







                      ASIA HOUSE FUNDS - ASEAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996

                                                                      Par/Share                                      Percent of
Description                                                             Amount                 Market Value          Net Assets
-------------------------------------------------------------------------------------------------------------------------------

STOCKS AND EQUIVALENTS

INDONESIA
Pt Argha Karya Prima Industry (Foreign)                                     400      $                  576
Pt Berlian Laju Tanker (Foreign)                                          8,000                      14,984
Pt Citra Marga Nusaphala Persada                                         48,000                      37,587
Pt Komatsu Indonesia (Foreign)                                           93,000                      62,000
Pt Panin Bank (Foreign)                                                  49,000                      56,000
                                                                                       ---------------------
                                                                                                    171,147              15.0%
                                                                                       ---------------------
MALAYSIA
Island & Peninsular Berhad                                               10,000                      33,455
Westmont Inds Berhad                                                     29,000                      47,763
                                                                                       ---------------------
                                                                                                     81,218               7.1%
                                                                                       ---------------------
PHILIPPINES
Alaska Milk Corporation *                                               360,000                      46,540
Alson's Cement Corp.                                                    125,000                      48,717
First Philippine Holdings Class B                                        22,000                      50,190
Solid Group Inc. *                                                      238,000                      48,867
                                                                                       ---------------------
                                                                                                    194,314              17.1%
                                                                                       ---------------------
SINGAPORE
Straits Steamship Warrants                                                2,750                       2,968
United Overseas Land Ltd.                                                27,000                      41,108
Van Der Horst Ltd.                                                       12,000                      50,179
                                                                                       ---------------------
                                                                                                     94,255               8.3%
                                                                                       ---------------------
THAILAND
Crown Seal Co. Ltd (Local)                                               10,000                      25,341
Crown Seal Ltd (Foreign)                                                 20,000                      50,682
Hua Thai Manufacturing Ltd (Foreign)                                     11,500                      30,487
International Cosmetics (Foreign)                                         3,600                      16,561
Pacific Insurance Co Ltd.                                                 7,000                      10,916
                                                                                       ---------------------
                                                                                                    133,987              11.8%
                                                                                       ---------------------------------------
TOTAL  STOCKS AND EQUIVALENTS (Cost $678,933)                                                      674,921              59.3%
                                                                                       ---------------------------------------

CORPORATE CONVERTIBLE DEBT

THAILAND
Union Asia Finance Public Company       3.375%        12/22/03       $  175,000                      93,188               8.2%
                                                                                         -------------------------------------

TOTAL  CORPORATE CONVERTIBLE DEBT (Cost $112,661)                                                    93,188               8.2%
                                                                                         -------------------------------------

REPURCHASE AGREEMENT

Prudential-Bache Repurchase Agreement, dated 12/31/96,
due 01/02/97, with a maturity value of $330,559 and an
effective yield of 5.72%, collateralized by a Federal
National Mortgage Association, 6.084%, 12/31/2035
with a market value of $337,065, at cost.                            $  330,454                     330,454              29.0%
                                                                                         -------------------------------------

TOTAL INVESTMENTS  (Cost $1,122,048)                                                              1,098,563              96.5%

Excess of Other Assets over Liabilities                                                              39,621               3.5%
                                                                                         -------------------------------------

NET ASSETS                                                                               $        1,138,184             100.0%
                                                                                         =====================================







                      ASIA HOUSE FUNDS - ASEAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996



NOTES TO THE PORTFOLIO OF INVESTMENTS:

*   Non-income producing security.

** The aggregate identified cost for federal income tax purposes is $1,124,470, resulting in gross unrealized appreciation and depreciation of $52,317 and $78,224, respectively, and net unrealized depreciation of $25,907.



                    At December 31, 1996, industry sector diversification of the
                    Fund's  Portfolio  of  Investments,   excluding   short-term
                    investments, was as follows (unaudited):

                                                                  Percentage of
                  Industry Sector                                   Net Assets

                  Financial Services                                       13.1%
                  Industrial                                                7.6
                  Textiles                                                  6.9
                  Real Estate                                               6.8
                  Packaging                                                 6.7
                  Machinery                                                 5.4
                  Conglomerates                                             4.4
                  Mining                                                    4.4
                  Electronics                                               4.3
                  Food & Beverage                                           4.1
                  Chemicals                                                 1.5
                  Transportation                                            1.3
                  Insurance                                                 1.0
                                                               ================
                                                                           67.5%
                                                               ================




               See accompanying notes to the financial statements             4








ASIA HOUSE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    FAR EAST                         ASEAN
                                                                                     GROWTH                         GROWTH
                                                                                      FUND                           FUND
                                                                               -------------------            --------------------
ASSETS:
     Investments, at value (cost $1,354,899 and $791,594,
         respectively) (Note 1)                                              $          1,342,060           $             768,109
     Repurchase agreements, at cost and value                                             422,067                         330,454
     Foreign currency, at value (cost $18,297 and $38,740,
         respectively) (Note 1)                                                            18,297                          38,708
     Deferred organization expenses (Note 1)                                                8,599                           8,599
     Prepaid insurance                                                                      1,604                             985
     Dividends and interest receivable                                                      4,695                           6,283
                                                                               -------------------            --------------------

         Total assets                                                                   1,797,322                       1,153,138
                                                                               -------------------            --------------------


LIABILITIES:
     Payable to affiliate -
         Distribution fees (Note 2)                                                         1,072                             699
     Accrued expenses and other liabilities                                                16,990                          14,255
                                                                               -------------------            --------------------

         Total liabilities                                                                 18,062                          14,954
                                                                               -------------------            --------------------


NET ASSETS                                                                   $          1,779,260           $           1,138,184
                                                                               ===================            ====================

Net asset value per share based upon respective
     capital stock shares outstanding                                        $               9.65           $                9.22
                                                                               ===================            ====================

NET ASSETS CONSIST OF:
     Paid-in capital                                                         $          1,862,113           $           1,236,365
     Accumulated undistributed (distributions in excess of) net
         net investment income                                                             11,735                          (1,147)
     Accumulated net realized loss on investments                                         (81,731)                        (73,507)
     Net unrealized depreciation on investments
         and foreign currency denominated assets and liabilities                          (12,857)                        (23,527)
                                                                               -------------------            --------------------

         NET ASSETS                                                          $          1,779,260           $           1,138,184
                                                                               ===================            ====================


Capital stock shares outstanding                                                          184,395                         123,390
                                                                               ===================            ====================


5               See accompanying notes to the financial statements







ASIA HOUSE FUNDS

STATEMENTS OF OPERATIONS - YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                FAR EAST             ASEAN
                                                                                                 GROWTH             GROWTH
                                                                                                  FUND               FUND
                                                                                             ----------------   ----------------
INVESTMENT INCOME:
     Dividends (net of foreign tax expense of $3,555 and $1,473,
            respectively) (Note 1)                                                         $          23,673  $          12,899
     Interest                                                                                         38,005             33,209
                                                                                             ----------------   ----------------
            Total income                                                                              61,678             46,108
                                                                                             ----------------   ----------------

EXPENSES:
     Custodian, administrative and transfer agent fees                                               134,164            131,741
     Management fee (Note 2)                                                                          20,437             12,269
     Auditing fees                                                                                    14,050             14,050
     Legal fees                                                                                       10,030              6,109
     Insurance                                                                                         8,180              5,785
     Distribution fee (Note 2)                                                                         1,072                699
     Amortization of organization expenses (Note 1)                                                    4,165              4,165
     Miscellaneous                                                                                     5,481              4,742
                                                                                             ----------------   ----------------
            Total expenses                                                                           197,579            179,560

            Less:  Fees waived and expenses reimbursed
                        by the Adviser (Note 2)                                                     (158,538)          (156,189)
                                                                                             ----------------   ----------------

            Net expenses                                                                              39,041             23,371
                                                                                             ----------------   ----------------

                Net investment income                                                                 22,637             22,737
                                                                                             ----------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY RELATED TRANSACTIONS:

     Net realized gain (loss) on:
            Investments                                                                               44,660             11,665
            Foreign currency related transactions                                                    (10,031)            (3,996)
                                                                                             ----------------   ----------------

                Net realized gain on investments and foreign currency
                   related transactions                                                               34,629              7,669

     Change in net unrealized appreciation (depreciation) on investments
            and foreign currency denominated assets and liabilities                                  119,717             76,160
                                                                                             ----------------   ----------------

     Net realized and unrealized gain on investments and
            foreign currency related transactions                                                    154,346             83,829
                                                                                             ----------------   ----------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $         176,983  $         106,566
                                                                                             ================   ================


               See accompanying notes to the financial statements             6









ASIA HOUSE FUNDS


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  FAR EAST GROWTH FUND                      ASEAN GROWTH FUND
                                                          -------------------------------------    --------------------------------



                                                                   YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                                    1996           1995                     1996           1995
                                                          -------------------------------------    --------------------------------

INCREASE IN NET ASSETS:
Operations:
     Net investment income                              $      22,637        $        18,109         $      22,737   $      10,974
     Net realized gain (loss) on investments
         and foreign currency related transactions             34,629               (112,530)                7,669         (79,860)
     Net unrealized appreciation (depreciation) on
         investments and foreign currency
         denominated assets and liabilities                   119,717                (33,193)               76,160           7,521
                                                          ------------         --------------          ------------    ------------
     Net increase (decrease) in net assets
         resulting from operations                            176,983               (127,614)              106,566         (61,365)
                                                          ------------         --------------          ------------    ------------


Distributions declared to shareholders from:
     Net investment income                                    (32,626)                  (304)              (19,617)        (10,974)
     In excess of net investment income                             -                      -                     -          (6,231)
     In excess of net realized gain on investments
         and foreign currency related transactions                  -                (55,346)                    -               -
                                                          ------------         --------------          ------------    ------------

     Total distributions declared to shareholders             (32,626)               (55,650)              (19,617)        (17,205)
                                                          ------------         --------------          ------------    ------------

Fund share transactions:  (Note 4)
     Proceeds from sale of shares                             249,939                132,325               186,000          88,047
     Net asset value of shares issued to shareholders
         in payment of distributions declared                  29,302                 53,707                16,314          14,847
     Cost of shares repurchased                              (309,927)              (324,600)             (163,321)       (125,776)
                                                          ------------         --------------          ------------    ------------

     Net increase (decrease) in net assets
         resulting from Fund share transactions               (30,686)              (138,568)               38,993         (22,882)
                                                          ------------         --------------          ------------    ------------

     Total increase (decrease) in net assets                  113,671               (321,832)              125,942        (101,452)

NET ASSETS:
     Beginning of period                                    1,665,589              1,987,421             1,012,242       1,113,694
                                                          ------------         --------------          ------------    ------------

     End of period (including undistributed
         (distributions in excess of) net
         investment income of $11,735, $31,755
         ($1,147) and ($271), respectively)             $   1,779,260        $     1,665,589         $   1,138,184   $   1,012,242
                                                          ============         ==============          ============    ============


7               See Accompanying notes to the financial statements






FAR EAST GROWTH FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                       YEAR ENDED DECEMBER 31,
                                                                           1996                 1995                    1994**
                                                                    ---------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $         8.88     $           9.81         $          10.00
                                                                       ------------         ------------             ------------

Income (loss) from investment operations:***
       Net investment income (a)                                              0.134                0.097                    0.014
       Net realized and unrealized gain (loss) on investments
          and foreign currency related transactions                           0.822               (0.734)                   0.074
                                                                       ------------         ------------             ------------

       Total from investment operations                                       0.956               (0.637)                   0.088
                                                                       ------------         ------------             ------------

Less distributions declared to shareholders:
       From net investment income                                            (0.186)              (0.001)                  (0.013)
       From net realized gain on investments and foreign
          currency related transactions                                       -                    -                       (0.265)
       In excess of net realized gain on investments and
          foreign currency related transactions                               -                   (0.292)                   -
                                                                       ------------         ------------             ------------

       Total distributions declared to shareholders                          (0.186)              (0.293)                  (0.278)
                                                                       ------------         ------------             ------------

NET ASSET VALUE, END OF PERIOD                                       $         9.65     $           8.88         $           9.81
                                                                       ============         ============             ============

TOTAL RETURN (B)                                                              10.84%               (6.47%)                   0.90%

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000's)                             $        1,779     $          1,666         $          1,987
       Net expenses to average
          daily net assets (a)                                                 2.29%                2.35%                    2.35%*
       Net investment income to average
          daily net assets (a)                                                 1.33%                1.01%                    0.19%*
       Portfolio turnover rate                                                  130%                 107%                      52%
       Average commission rate (c)                                   $       0.0028              N/A                      N/A

(a)       The investment adviser waived its management fee and reimbursed the Funds for certain other expenses for the periods indicated.  Had the waiver and reimbursement of expenses been limited to that as required by state securities law, the net investment income per share and ratios would have been:

          Net investment loss                                        $        (0.639)    $          (0.660)       $       (0.558)

          Net expenses to average
              daily net assets                                                 10.67%                10.24%                10.11%*

          Net investment loss
              to average daily net assets                                      (7.05%)               (6.88%)               (7.57%)*

(b)       The total returns would have been lower had certain expenses not been waived during the period shown.  Amount is not annualized.

(c)       Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.  For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

*         Annualized.
**        For the period from January 25, 1994 (commencement of operations) to December 31, 1994.

***       Per share amounts for the year ended December 31, 1994 have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.



               See accompanying notes to the financial statements             8






ASEAN GROWTH FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                          YEAR ENDED DECEMBER 31,
                                                                             1996                  1995                 1994**
                                                                     -------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $         8.47     $            9.11     $       10.00
                                                                          ------------         -------------        ----------

Income (loss) from investment operations:***
       Net investment income (a)                                                 0.187                 0.091             0.078
       Net realized and unrealized gain (loss) on investments
          and foreign currency related transactions                              0.725                (0.588)           (0.808)
                                                                          ------------         -------------        ----------

       Total from investment operations                                          0.912                (0.497)           (0.730)
                                                                          ------------         -------------        ----------

Less distributions declared to shareholders:
       From net investment income                                               (0.162)               (0.091)           (0.076)
       In excess of net investment income                                           -                 (0.052)            -
       From net realized gain on investments and foreign
          currency related transactions                                             -                     -             (0.065)
       In excess of net realized gain on investments and
          foreign currency related transactions                                     -                     -             (0.019)
                                                                          ------------         -------------        ----------

       Total distributions declared to shareholders                            (0.162)               (0.143)            (0.160)
                                                                          ------------         -------------        ----------

NET ASSET VALUE, END OF PERIOD                                          $        9.22     $            8.47     $         9.11
                                                                          ============         =============        ==========

TOTAL RETURN (B)                                                                10.77%                (5.42%)            (7.29%)

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000's)                                $       1,138     $           1,012     $        1,114
       Net expenses to average
          daily net assets (a)                                                   2.29%                 2.35%             2.35%*
       Net investment income to average
          daily net assets (a)                                                   2.22%                 1.04%             0.97%*
       Portfolio turnover rate                                                    126%                   81%               59%
       Average commission rate (c)                                      $      0.0065                  N/A                N/A

(a)       The investment adviser waived its management fee and reimbursed the Funds for certain other expenses for the periods indicated.  Had the waiver and reimbursement of expenses been limited to that as required by state securities law, the net investment income per share and ratios would have been:

          Net investment loss                                             $         (1.004)       $         (1.138)   $     (0.902)

          Net expenses to average
              daily net assets                                                       16.65%                  16.39%          14.54%*

          Net investment loss
              to average daily net assets                                           (12.14%)                (13.00%)       (11.22%)*

(b)       The total returns would have been lower had certain expenses not been waived during the period shown.  Amount is not annualized.

(c)       Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.  For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

*         Annualized.

**        For the period from January 25, 1994 (commencement of operations) to December 31, 1994.

***       Per share amounts for the year ended December 31, 1994 have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.


9              See accompanying notes to the financial statements.






ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
   Asia House Funds (the "Trust") is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust currently consists of two diversified portfolios, the Far East Growth Fund and the ASEAN Growth Fund, (individually "a Fund" and collectively "the Funds"), which commenced operations on January 25, 1994. The Declaration of Trust permits the Trustees to create an unlimited number of funds, each of which issues a separate series of shares. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   PORTFOLIO  VALUATION
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Equity securities identified as "foreign shares" may be valued at the value assigned to "local shares" of the same companies on days where there are no valuations available for the foreign shares. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed best to reflect fair value by the Board of Trustees or by persons delegated by the Board. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing sixty days or less are valued at amortized cost as calculated in the base currency and translated into United States (U.S.) dollars at the current exchange rate. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Trust as authorized by the Board of Trustees.

   FOREIGN CURRENCY TRANSLATION
   The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.


                                                                             10




ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
   FORWARD CURRENCY  CONTRACTS
   The Funds may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is extinguished, through delivery or offset by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

   REPURCHASE AGREEMENTS
   The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The collateral is marked to market daily to ensure that the market value including accrued interest of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited. The Funds will enter into repurchase agreements only with dealers or banks determined by the Adviser to present minimal credit risks pursuant to procedures established by the Board of Trustees to evaluate creditworthiness.

   FEDERAL TAXES
   The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates. At December 31, 1996, the Far East Growth Fund and ASEAN Growth Fund, for federal income tax purposes, had capital loss carryovers of $60,062 and $73,507, respectively, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2003, except for $1,000 of the ASEAN Growth Fund carryover which will expire on December 31, 2004. Additionally, at December 31, 1996, net losses of $21,668 attributable to transactions incurred after October 31, 1996 by the Far East Growth Fund are treated as arising on the first day of the Fund's next taxable year.


 11





ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS
   The Funds intend to declare distributions from net investment income and net realized short-term and long-term capital gains, if any, annually. All distributions will be paid in shares of the Funds, at net asset value, unless the shareholder elects to receive cash distributions.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, excise tax regulations and utilization of capital loss carryovers. Permanent differences relating to shareholder distributions will result in reclassifications to paid-in capital. For the year ended December 31, 1996, amounts resulting from differences in book and tax accounting have been reclassified at year-end to undistributed net investment income and accumulated net realized loss as follows:


                                      DECREASE IN              INCREASE IN
                                   UNDISTRIBUTED NET         ACCUMULATED NET
                                   INVESTMENT INCOME          REALIZED LOSS
                                 ---------------------     --------------------
   Far East Growth Fund          $         10,031          $      10,031
   ASEAN Growth Fund                        3,996                  3,996


   INVESTMENT TRANSACTIONS AND INCOME
   Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded when the Fund is informed of the ex-date. Interest income is recorded on the accrual basis. In determining the net realized gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

   EXPENSES
   The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

   DEFERRED  ORGANIZATION  EXPENSES
   Costs incurred by the Funds in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period beginning on the commencement of operations. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

                                                                             12






ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
   USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting policies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


   INVESTMENT RISK
   There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and U.S. securities markets.


2. MANAGEMENT FEE AND OTHER  TRANSACTIONS  WITH  AFFILIATES
   The Funds pay Asia House Investments Inc., the Funds' adviser (the "Adviser"), for management and investment advisory services at an annual rate of 1.20% of average daily net assets. The Adviser has currently agreed to waive its fee and additionally reimburse each Fund to the extent each Fund's annual expenses (including management fee but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs) exceed 1.95% of average daily net assets. Prior to November 1, 1996, this limitation was 2.35%.

   The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which provides that the Funds will pay the Adviser a monthly distribution fee at the annual rate of up to 0.25% of the Funds' average daily net assets in reimbursement for costs incurred in servicing shareholder accounts, marketing and distribution. The effective rate of the distribution fee charged to the Far East Growth Fund and ASEAN Growth Fund for the year ended December 31, 1996 was 0.06% and 0.07%, respectively.

   Certain officers and trustees of the Funds are also officers or trustees of the Adviser. No officer or trustee of the Adviser receives any compensation from the Funds for serving as Trustee or officer of the Funds.


 13






ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES
   Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1996 were as follows:

                                         PURCHASES                SALES
                                      ---------------        ---------------
       Far East Growth Fund            $ 1,287,622             $ 1,442,349
       ASEAN Growth Fund               $   693,858             $   605,345


4. SHARE TRANSACTIONS
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Funds' shares were as follows:


                                                         Far East Growth Fund Year                ASEAN Growth Fund
                                                            Ended December 31,                  Year Ended December 31,
                                                        1996                1995                1996               1995
                                                   ==========================================================================
      Shares sold                                      26,390              14,510              20,322             10,324
      Shares issued to shareholders in
         reinvestment of distributions                  3,154              6,082                 1773              1,791
      Shares repurchased                              (32,731)            (35,598)            (18,270)           (14,845)
                                                   ----------------    ---------------    ------------------   --------------
      Net increase/decrease                            (3,187)            (15,006)              3,825             (2,730)
      Fund shares:
        Beginning of period                            187,582            202,588              119,565            122,295
                                                   ----------------    ---------------    ------------------   --------------
        End of period                                  184,395            187,582              123,390            119,565
                                                   ================    ===============    ==================   ==============


     Percentage of shares held by Asia
House Investments Inc. and
interested directors of the Fund
(or affiliates thereof) at the end of
the period                                              34.24%              62.82%              47.42%             60.88%
                                                   ================    ===============    =================    ==============

     Percentage of shares held by other
individuals in excess of 10% of
outstanding shares at the end of
the period                                              20.70%              19.95%              17.07%             17.31%
                                                   ================    ===============    =================    ==============


                                                                             14





Independent Auditors' Report


To the Trustees of Asia House Funds and Shareholders of Far East Growth Fund and ASEAN Growth Fund:



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Asia House Funds (comprising, respectively, Far East Growth Fund and ASEAN Growth Fund) as of December 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years ended December 31, 1995 and 1996, and financial highlights for each of the years ended December 31, 1996, 1995 and 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective funds constituting Asia House Funds at December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Boston, Massachusetts
February 14, 1997